Exhibit 99(i)
                            Merrill Lynch & Co., Inc.
                     Preliminary Unaudited Earnings Summary

                                                                         For Three Months Ended               Increase / (Decrease)
                                                               June 27,       March 28,       June 28,             2Q97 Versus
[In millions, except per share amounts]                          1997           1997            1996            1Q97         2Q96
                                                             -----------    -----------    -----------     -----------    ---------
Revenues:
  Commissions                                                     $1,078         $1,115         $  970           (3.3)%        11.2%
  Interest and Dividends                                           4,330          3,848          3,040           12.5          42.4
  Principal Transactions                                           1,151          1,063            908            8.2          26.7
  Investment Banking                                                 625            608            580            2.8           7.8
  Asset Management and Portfolio Service Fees                        670            646            553            3.7          21.2
  Other                                                              157            171            139           (8.2)         12.8
                                                                  ------         ------         ------         ------        ------

  Total Revenues                                                   8,011          7,451          6,190            7.5          29.4

  Interest Expense                                                 4,044          3,610          2,810           12.0          43.9
                                                                  ------         ------         ------         ------        ------

  Net Revenues                                                     3,967          3,841          3,380            3.3          17.3
                                                                  ------         ------         ------         ------        ------

Non-Interest Expenses:
  Compensation and Benefits                                        2,004          1,988          1,741            0.8          15.1
  Communications and Equipment Rental                                170            158            137            7.8          24.2
  Occupancy                                                          124            120            113            3.4           9.8
  Depreciation and Amortization                                      108            105             98            2.5           9.7
  Professional Fees                                                  197            198            140           (0.1)         40.6
  Advertising and Market Development                                 156            144            124            7.9          25.3
  Brokerage, Clearing, and Exchange Fees                             112            118            101           (5.2)         10.7
  Other                                                              312            244            228           27.8          36.9
                                                                  ------         ------         ------         ------        ------

  Total Non-Interest Expenses                                      3,183          3,075          2,682            3.5          18.6
                                                                  ------         ------         ------         ------        ------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries                     784            766            698            2.4          12.4

Income Tax Expense                                                   290            291            265           (0.4)          9.7
Dividends on Preferred Securities Issued
  by Subsidiaries                                                     13             10             --           30.1           N/M
                                                                  ------         ------         ------         ------        ------

Net Earnings                                                      $  481         $  465         $  433            3.5          11.1
                                                                  ======         ======         ======         ======        ======

Preferred Stock Dividends                                         $    9         $   10         $   11           (8.9)        (16.9)
                                                                  ------         ------         ------         ------        ------

Net Earnings Applicable to Common
  Stockholders                                                    $  472         $  455         $  422            3.8          11.9
                                                                  ======         ======         ======         ======        ======

Earnings per Common Share (A):
  Primary                                                          $1.24          $1.17           $1.09            6.0         13.8
  Fully Diluted                                                    $1.23          $1.17           $1.09            5.1         12.8

Average Shares (A):
  Primary                                                          379.4          389.1           385.9            (2.5)       (1.7)
  Fully Diluted                                                    384.4          389.1           385.9            (1.2)       (0.4)

(A) All share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

Note: Percentages are based on actual numbers before rounding.

                                                                   Exhibit 99(i)

                            Merrill Lynch & Co., Inc.
                     Preliminary Unaudited Earnings Summary

                                                      For Six Months Ended
                                                      June 27,    June 28,
[In millions, except per share amounts]                 1997         1996     Inc / (Dec)
                                                     ---------   ----------   -----------
Revenues:
  Commissions                                          $ 2,193      $ 1,959        11.9%
  Interest and Dividends                                 8,178        6,050        35.2
  Principal Transactions                                 2,215        1,891        17.1
  Investment Banking                                     1,233          958        28.8
  Asset Management and Portfolio Service Fees            1,316        1,090        20.7
  Other                                                    327          261        25.5
                                                       -------      -------     -------

  Total Revenues                                        15,462       12,209        26.6

  Interest Expense                                       7,654        5,568        37.5
                                                       -------      -------     -------

  Net Revenues                                           7,808        6,641        17.6
                                                       -------      -------     -------

Non-Interest Expenses:
  Compensation and Benefits                              3,991        3,432        16.3
  Communications and Equipment Rental                      328          268        22.5
  Occupancy                                                244          229         6.7
  Depreciation and Amortization                            213          196         8.5
  Professional Fees                                        395          270        45.9
  Advertising and Market Development                       300          239        25.7
  Brokerage, Clearing, and Exchange Fees                   230          207        10.8
  Other                                                    556          431        28.8
                                                       -------      -------     -------

  Total Non-Interest Expenses                            6,257        5,272        18.7
                                                       -------      -------     -------

Earnings Before Income Taxes and Dividends
   on Preferred Securities Issued by Subsidiaries        1,551        1,369        13.3

Income Tax Expense                                         581          526        10.5
Dividends on Preferred Securities Issued
   by Subsidiaries                                          23           --         N/M
                                                       -------      -------     -------

Net Earnings                                           $   947      $   843        12.3
                                                       =======      =======     =======


Preferred Stock Dividends                              $    20      $    23       (13.3)
                                                       -------      -------     -------

Net Earnings Applicable to Common
  Stockholders                                         $   927      $   820        13.1
                                                       =======      =======     =======

Earnings per Common Share (A):
  Primary                                              $  2.41      $  2.11        14.2
  Fully Diluted                                        $  2.40      $  2.11        13.7

Average Shares (A):
  Primary                                                384.2        388.7        (1.1)
  Fully Diluted                                          386.8        389.2        (0.6)

(A) All share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

Note: Percentages are based on actual numbers before rounding.


                                       7